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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):

                                November 25, 2002


                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                                    333-67112
                            (Commission File Number)

                                   51-0337491
                      (I.R.S. Employer Identification No.)

                Navistar Financial Retail Receivables Corporation
                                2850 W. Golf Road
                            Rolling Meadows, IL 60008
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (847) 734-4000

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4

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Item 5. Other Events

     On November 19, 2002, Navistar Financial Retail Receivables Corporation, a Delaware corporation (the "Registrant"), entered into a trust agreement (the "Trust Agreement"), a copy of which is filed as an exhibit hereto, with Chase Manhattan Bank USA, National Association, creating Navistar Financial 2002-B Owner Trust (the "Trust"), a Delaware statutory trust. On November 19, 2002, the Registrant, as seller and the Trust, entered into a Pooling Agreement (the "Pooling Agreement"), a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property and a beneficial interest in retail leases of medium and heavy duty trucks, truck chassis, buses and trailers and related property were transferred to the Trust. On November 19, 2002, the Trust sold Asset Backed Notes, Series 2002-B, Class A-1, Class A-2, Class A-3a, Class A-3b, Class A-4 and Class B (the "Notes"), having an aggregate original principal amount of $850,000,000.00. The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of November 19, 2002, between the Trust and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold to J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Salomon Smith Barney Inc. and Scotia Capital (USA) Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of November 6, 2002, (the "Underwriting Agreement"), by and among the Registrant, the Servicer and J.P. Morgan Securities Inc., as representative of the underwriters, a copy of which is filed as an exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 1.1    Underwriting Agreement, dated as of November 6, 2002.

Exhibit 4.1    Pooling Agreement, dated as of November 19, 2002.

Exhibit 4.2    Indenture, dated as of November 19, 2002.

Exhibit 4.3    Trust Agreement, dated as of November 19, 2002.

Exhibit 99.1   Purchase Agreement, dated as of November 19, 2002.

Exhibit 99.2   Administration Agreement, dated as of November 19, 2002.

Exhibit 99.3   Servicing Agreement, dated November 19, 2002.

Exhibit 99.4   Titling Trust Supplement, dated November 19, 2002.

Exhibit 99.5   Collateral Supplement, dated November 19, 2002.

Exhibit 99.6   Lease Purchase Agreement, dated November 19, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                           CORPORATION
                                           (Registrant)


                                           /s/ Andrew J. Cederoth
                                           -------------------------------------
Dated:  November 25, 2002                  By:  Andrew J. Cederoth
                                           Its: Vice President and Treasurer

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                                INDEX OF EXHIBITS

Exhibit No.    Description
-----------    -----------

Exhibit 1.1    Underwriting Agreement, dated as of November 6, 2002.

Exhibit 4.1    Pooling Agreement, dated as of November 19, 2002.

Exhibit 4.2    Indenture, dated as of November 19, 2002.

Exhibit 4.3    Trust Agreement, dated as of November 19, 2002.

Exhibit 99.1   Purchase Agreement, dated as of November 19, 2002.

Exhibit 99.2   Administration Agreement, dated as of November 19, 2002.

Exhibit 99.3   Servicing Agreement, dated November 19, 2002.

Exhibit 99.4   Titling Trust Supplement, dated November 19, 2002.

Exhibit 99.5   Collateral Supplement, dated November 19, 2002.

Exhibit 99.6   Lease Purchase Agreement, dated November 19, 2002.